                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 18, 2005

                             HAWAIIAN HOLDINGS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-31443                  71-0879698
         --------                      -------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

              3375 Koapaka Street, Suite G-350, Honolulu, HI 96819
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (808) 835-3700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 18, 2005, Hawaiian Holdings, Inc. and its wholly owned subsidiary
Hawaiian Airlines, Inc. (collectively, the "Company") entered into a thirty-six
(36) month employment agreement (the "Employment Agreement") with Mark B.
Dunkerley ("Mr. Dunkerley") providing for Mr. Dunkerley's continued service as the President and Chief Executive Officer of the Company. Under the Employment
Agreement, Mr. Dunkerley is entitled to an annual base salary of $550,000, and is eligible to receive an annual bonus of one hundred percent (100%) and a maximum of two hundred percent (200%) of his annual base salary, if he achieves certain targets to be established by the Board of Directors. The Employment
Agreement provides for the grant to Mr. Dunkerley of stock options (the
"Options") to purchase 1,044,000 shares of the Company's common stock. Options to purchase 300,000 shares were granted on June 10, 2005 and the balance of the
Options were granted on July 25, 2005, in each case exercisable at the fair market value on the date of grant. The Options vest in equal installments on
January 1 in each of the years 2006, 2007 and 2008. If Mr. Dunkerley's employment is terminated other than for cause (as defined in the Employment
Agreement) or if he resigns for "good reason" (as defined in the Employment
Agreement), all rights to equity benefits previously granted, including the
Options, would immediately vest and he would be entitled to receive previously accrued but unpaid base salary and bonus, a pro rata bonus for the year in which the termination occurs, plus a lump sum payment in the amount of $1,000,000. In the event of a "change of control" (as defined in the Employment Agreement), Mr.
Dunkerley would have the right, on sixty (60) days written notice to the
Company, to terminate his employment with the Company, which termination will be deemed a termination for "good reason." The Employment Agreement contains certain covenants, including a non-competition covenant covering the term of his employment and an additional period of twelve (12) months thereafter. The foregoing description is qualified in its entirety by reference to the
Employment Agreement which is attached as Exhibit 10.01 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.01     Amended and Restated Employment Agreement, dated August 18, 2005, by and between Mark B. Dunkerley and each of Hawaiian Holdings, Inc. and its wholly owned subsidiary Hawaiian Airlines, Inc.

                                        1

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2005

                                              HAWAIIAN HOLDINGS, INC.

                                              By: /s/ Randall L. Jenson
                                                  ------------------------------
                                              Name: Randall L. Jenson
                                              Title: Chief Financial Officer and
                                                     Treasurer

                                  EXHIBIT INDEX

10.01     Amended and Restated Employment Agreement, dated August 18, 2005, by and between Mark B. Dunkerley and each of Hawaiian Holdings, Inc. and its wholly owned subsidiary Hawaiian Airlines, Inc.